UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - July 31, 2014

IEC ELECTRONICS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513
(Address of principal executive offices)(Zip code )

(315) 331-7742
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Current Report on Form 8-K/A is filed to amend Items 5.03 and 9.01 of the Current Report on Form 8-K (the “July 31, 2014 Report”), filed on July 31, 2014 by IEC Electronics Corp. (the “Company”). The July 31, 2014 Report is amended to reflect that elimination of the 1998 designation of Series A Preferred Stock will be accomplished in a Certificate of Amendment to Certificate of Designations of Series A Preferred Stock, separate and apart from the Certificate of Designation authorizing the Series A Junior Participating Preferred Stock of IEC Electronics Corp. (the “2014 Series A Preferred Stock”). Item 9.01 is modified by changing Exhibit 3.1 into Exhibits 3.1 and 3.2 to reflect such separate certificates. Items 1.01 and 3.01, the description of the provisions of the 2014 Series A Preferred Stock contained in Item 5.03, and Exhibits 4.1, 99.1 and 99.2 contained in Item 9.01 of the July 31, 2014 Report are unchanged.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s Certificate of Incorporation authorizes the designation and issuance of an aggregate of 500,000 shares of preferred stock in one or more series with such rights and privileges as determined by the Board. On June 2, 1998, the Company filed a Certificate of Designations of the Series A Preferred Stock with the Secretary of State of the State of Delaware thereby designating 100,000 shares of preferred stock as Series A Preferred Stock, with a par value of $0.01 per share (the “1998 Series A Preferred Stock”). No shares of 1998 Series A Preferred Stock were ever issued. On July 31, 2014, the Board approved elimination of the 1998 Series A Preferred Stock.

In connection with the Rights Agreement, the Board approved a Certificate of Designation (the “Certificate of Designation”) which authorizes a new series of the Company's preferred stock, the Series A Junior Participating Preferred Stock of IEC Electronics Corp. (the “2014 Series A Preferred Stock”).

The 2014 Series A Preferred Stock is entitled to receive, subject to certain adjustments, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, declared on the Common Stock. Subject to the provisions for adjustment, each share of 2014 Series A Preferred Stock entitles the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Company. The 2014 Series A Preferred Stock and the Common Stock vote together as a single class except as provided by law. The 2014 Series A Preferred Stock has a liquidation preference of $1,000 per share of 2014 Series A Preferred Stock. If the Company enters into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, the 2014 Series Preferred Stock will be similarly exchanged or changed in an amount per share (subject to the provision for adjustment) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

The Certificate of Designation was filed with the Secretary of the State of Delaware on July 31, 2014. A copy of the form of Certificate of Designation is attached hereto as Exhibit 3.1. The Certificate of Amendment to Certificate of Designations of Series A Preferred Stock was filed with the Secretary of State of Delaware on August 1, 2014. A copy of the form of Certificate of Amendment to Certificate of Designations of Series A Preferred Stock is attached hereto as Exhibit 3.2.

The foregoing summaries of the Certificate of Designation and Certificate of Amendment to Certificate of Designations of Series A Preferred Stock do not purport to be complete and are qualified in their entirety by reference to the complete text of the Certificate of Designation, a copy of which has been filed as Exhibit 3.1 to this Current Report on Form 8-K/A, and the Certificate of Amendment to Certificate of Designations of Series A Preferred Stock, a copy of which has been filed as Exhibit 3.2 to this Current Report on Form 8-K/A, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
3.1	Certificate of Designation of Series A Junior Participating Preferred Stock of IEC Electronics Corp. filed with the Secretary of the State of Delaware on July 31, 2014.
3.2	Certificate of Amendment to Certificate of Designations of Series A Preferred Stock of IEC Electronics Corp. filed with the Secretary of State of Delaware on August 1, 2014.
4.1	Tax Benefit Preservation Plan Rights Agreement, dated as of July 31, 2014, by and between IEC Electronics Corp. and Registrar and Transfer Company.
99.1	Press Release issued by IEC Electronics Corp. on July 31, 2014.
99.2	Questions & Answers Regarding Rights Agreement, dated July 31, 2014.

The information in Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing. Neither the filing or furnishing of any exhibit to this report nor the inclusion in such exhibit of a reference to the Company’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such address into this report. The information available at the Company’s Internet address is not part of this report.

This Current Report on Form 8-K, including the Exhibits incorporated herein, contains certain statements that are, or may be deemed to be, forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934, and are made in reliance upon the protections provided by such Acts for forward-looking statements. These forward-looking statements (such as when the Company describes what it “believes”, “expects”, or “anticipates” will occur, and other similar statements) include, but are not limited to, statements regarding future sales and operating results, future prospects, the capabilities and capacities of business operations, any financial or other guidance and all statements that are not based on historical fact, but rather reflect the Company’s current expectations concerning future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to various uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements.

The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements: business conditions and growth or contraction in the Company’s customers' industries, the electronic manufacturing services industry and the general economy; variability of the Company’s operating results; the Company’s ability to control its material, labor and other costs; the Company’s dependence on a limited number of major customers; the potential consolidation of the Company’s customer base; availability of component supplies; dependence on certain industries; variability and timing of customer requirements; uncertainties as to availability and timing of governmental funding for the Company’s customers; the types and mix of sales to the Company’s customers; the Company’s ability to assimilate acquired businesses and to achieve the anticipated benefits of such acquisitions; unforeseen product failures and the potential product liability claims that may be associated with such failures; the availability of capital and other economic, business and competitive factors affecting the Company’s customers, the Company’s industry and business generally; failure or breach of the Company’s information technology systems; natural disasters; and other factors that the Company may not have currently identified or quantified. Additional risks and uncertainties resulting from the restatement of the Company’s financial statements included in the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission (“SEC”) on July 3, 2013 and in the Company’s Form 10-Q/A filed on the same date are described in detail in the Company’s Form 10-K for the fiscal year ended September 30, 2013 filed with the SEC on December 24, 2013 (the “2013 Form 10-K”). Any one or more of such risks and uncertainties could have a material adverse effect on the Company or the value of its common stock. For a further list and description of various risks, relevant factors and uncertainties that could cause future results or events to differ materially from those expressed or implied in our forward-looking statements, see Part I including the "Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections, in the 2013 Form 10-K, as well as the Company’s subsequent reports filed with the SEC.

All forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K. The Company does not undertake any obligation to, and may not, publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or which it hereafter become aware of. New risks and uncertainties arise from time to time and the Company cannot predict these events or how they may affect it. When considering these risks, uncertainties and assumptions, you should keep in mind the cautionary statements contained in this Form 8-K and any documents incorporated herein by reference. You should read this Form 8-K and the documents that the Company incorporates by reference into this Form 8-K completely and with the understanding that the Company’s actual future results may be materially different from what it expects. All forward-looking statements attributable to the Company are expressly qualified by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date: August 1, 2014	By:	/s/ Michael T. Williams
Michael T. Williams
Chief Financial Officer